Exhibit 99.2

Coast Financial Holdings, Inc.

Nasdaq Small Cap Market, Symbol - CFHI

Coast Financial Holdings, Inc.

CAUTIONARY STATEMENT

A number of statements we will be making in our presentation and in the accompanying slides will be “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995, such as statements of the Corporation's goals, targets, plans, expectations, projections, estimates and intentions. Such statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. Coast Financial cautions readers that results and events subject to forward-looking statements could differ materially due to the following factors: possible changes in economic and business conditions; the ability of Coast Financial to attract new customers; possible changes in monetary and fiscal policies, laws and regulations; the effects of easing of restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of loans; the effects of changing interest rates and other risks and factors identified in the company's filings with the Securities and Exchange Commission.

Coast Financial Holdings, Inc.

Background Information

Coast Financial Holdings, Inc.

WHO WE ARE

•

Headquartered in Bradenton, Florida; operating primarily in Manatee County, and, to a lesser extent, Sarasota County

•

7 full-service banking offices, with 1 more opening soon and 3 in development

•

Management focused on increasing market share and filling a growing competitive void

•

Strong management, organization and banking talent building a high value franchise

•

Provide diversified products and services

Coast Financial Holdings, Inc.

Management Team

•

Brian Peters, President & CEO

•

Brian Grimes, EVP/CFO

•

Phil Coon, EVP/Residential Lending

•

Anne Lee, EVP/Retail Banking Manager

•

Tyrone Shinn, EVP/Commercial & Commercial Real Estate Lending Manager

•

James Dugger, SVP/Consumer Lending Manager

Coast Financial Holdings, Inc.

Products and Services

•

Armored car deposit pick-up for commercial clients

•

Same day credit up to 6:00pm

•

Internet banking and bill payment

•

ACH origination

Coast Financial Holdings, Inc.

Products and Services (continued)

•

Debit cards

•

Check imaging

•

Repurchase agreements

•

Residential construction/permanent lending (statewide)

•

In-house check and document printing

Coast Financial Holdings, Inc.

Map of Florida

Bradenton
Mobile
ALABAMA
Crestview
Bonifay
Chipley
DeFuniak Springs
Wright
Pensacola
Cairo
Quincy
Valdosta
GEORGIA
Kingsland
Madison
Tallahassee
Blountstown
Jasper
Jacksonville
Live Oak
Panama City
Perry
Mayo
Starke
St. Augustine
Port St. Joe
Apalachicola
Cross City
Gainesville
Palm Coast
Trenton
Fruitville
Ormond Beach
Ocala
Lady Lake
Deltona
Port Orange
Leesburg
Sanford
Spring Hill
Orlando
Merritt Island
Gulf of Mexico
Palm Harbor
Winter Haven
Tampa
Palm Bay
St. Petersburg
UNITED STATES
Wauchula
Sebring
Fort Pierce
FLORIDA
Sarasota
Venice
Arcadia
Port St. Lucie
Port Charlotte
North Fort Myers
Belle Glade
West Palm Beach
Cape Coral
Coral Springs
Delray Beach
Pompano Beach
The Everglades
Pembroke Pines
Miami
Everglades N.P.
Florida Keys
Key West
Straits of Florida

Coast Financial Holdings, Inc.

Manatee County

Palm Harbor
Dunedin
Oldsmar
Carrollwood Village
Lake Thonotosassa
Auburndale
Winter Haven
Thonotosassa
Temple Terrace
Lakeland
Dundee
Clearwater
Safety Harbor
Orient Park
Seffner
Plant City
Medulla
Eagle Lake
Cypress Gardens
Mango
Waverly
Largo
Tampa
Brandon
Highland City
Wahneta
Mulberry
Lake Wales
Willow Oak
Bartow
Indian Rocks Beach
Baskin
Pinellas Park
Bloomingdale
Crooked Lake Park
Babson Park
Gibsonton
Riverview
Lealman
Madeira Beach
Apollo Beach
St. Petersburg
Fort Meade
Frostproof
South Pasadena
Gulfport
Sun City Center
Ruskin
Tampa Bay
Little Manatee
Bowling Green
FLORIDA
Avon Park
Wauchula
Memphis
Ellenton
Zolfo Springs
Bradenton
Manatee County
Holmes Beach
Samoset
Cortez
Bayshore Gardens
Whitfield Estates
Myakka City
Sarasota
Bee Ridge
Peace Creek
Vamo
Arcadia
Osprey
Laurel

Coast Financial Holdings, Inc.

Locations

Tampa Bay
Gulf of Mexico
Anna Maria
Holmes Beach
Cortez
Bradenton Beach
Longboat Key
Memphis
Palmetto
Ellenton
Bradenton
FLORIDA
Samoset
Gt Bray Park
75th St W
43rd St W
26th St W
MANATEE
63rd Ave E
Bayshore Gardens
Whitfield Estates
Tallevast Rd
Sarasota/Bradenton International Airport
SARASOTA

Copyright © 2003 Microsoft Corp. and/or its suppliers. All rights reserved.

1) Cortez Branch
2) Haben Blvd Branc
3) Longboat Key Branch
4) Manatee Avenue Branch
5) Mt Vernon Branch
6) 53rd Avenue Branch
7) Coast Financial Center
8) Operations Center
9)Anna Maria ATM
10) State Rd 70 Branch (in permitting)
11) Parish Branch (proposed)
12) Tuttle Road Branch (proposed)
13) 43rd Street East (Proposed)

Coast Financial Holdings, Inc.

Financial Data

Coast Financial Holdings, Inc.

Highlights

As of September 30, 2004:

• Total Assets	$357.8 million
• Total Net Loans	$279.0 million
• Total Deposits	$298.7 million
• Total Equity	$34.6 million
• Net Income	$513,000
• Book Value per Share	$9.21
• Common Shares O/S	3,756,050
• FTE Employees	116.5

Coast Financial Holdings, Inc.

Growth Story

Total Asset Growth ($ in 000)

$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$55,197
$112,747
$175,866
$263,883
$357,787
104.3%
56.0%
50.0%
47.4%**
Dec 00
Dec 01
Dec 02
Dec 03
Sep 04
Total Assets

** Annualized

Coast Financial Holdings, Inc.

Growth Story

Total Loan Portfolio Growth ($ in 000)

$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$30,314
$63,941
$116,877
$214,240
$278,986
110.9%
82.8%
83.3%
40.3%**
Dec-00
Dec-01
Dec-02
Dec-03
Sep-04

Net Loans

** Annualized

Coast Financial Holdings, Inc.

Growth Story

Deposit Growth ($ in 000)

$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$38,254
$92,539
$146,137
$207,740
$298,652
110.9%
82.8%
42.2%
58.3%**
Dec-00
Dec-01
Dec-02
Dec-03
Sep-04
Deposits

** Annualized

Coast Financial Holdings, Inc.

Loan Mix

Loan Portfolio Composition at Sept. 30, 2004

Commercial Real Estate 30.2%
Commercial 10.6%
Consumer 11.2%
Residential Real Estate 48.0%

	Dec 00	Dec 01	Dec 02	Dec 03	Sep 04
Commercial	30.9%	26.1%	20.4%	14.0%	10.6%
Commercial Real Estate	19.4%	17.3%	18.7%	25.5%	30.2%
Consumer	23.6%	30.3%	25.5%	16.9%	11.2%
Residential	26.2%	26.3%	35.4%	43.6%	48.0%

Coast Financial Holdings, Inc.

Deposit Mix

Deposit Composition at September 30, 2004

Regular Savings
1%
NOW Accounts
29%
Time Deposits
61.8%
Money Market
Accounts
25.5%
Demand Deposits
7.4%

	Dec 00	Dec 01	Dec 02	Dec 03	Sep 04
Time Deposits	62.9%	63.0%	64.6%	67.6%	61.8%
Demand Deposits	7.2%	7.4%	9.6%	9.8%	7.4%
Regular Savings	2.5%	1.8%	1.4%	1.6%	1.3%
Money Market Accounts	22.0%	22.5%	19.8%	15.9%	25.5%
NOW Accounts	5.4%	5.3%	4.6%	5.1%	4.0%

Coast Financial Holdings, Inc.

Credit Quality

At September 30, 2004

1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.01%
0.42%
1.19%
Allowance for Loan Losses to Total Period End Loans
Net Charge-offs/ Average Loans Outstanding
Nonperforming Loans to Total Period End Loans

	Dec 00	Dec 01	Dec 02	Dec 03	Sep 04
Allowance as a % of total loans	1.01%	.79%	1.06%	1.47%	1.01%
Net Charge-offs to average loans	.00%	.13%	.13%	.68%	.42%*
Nonperforming loans to total loans	.35%	.32%	1.08%	.88%	1.19%

* Annualized

Coast Financial Holdings, Inc.

Net Income by Year

$1,000,000
$500,000
$0
-$500,000
-$1,000,000
-$1,500,000
-$2,000,000
($1,188,000)
($477,000)
($691,000)
($1,625,000)
$513,000*
2000
2001
2002
2003
2004

*YTD as of September 30, 2004

Coast Financial Holdings, Inc.

Quarterly Comparison

$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
-$50,000
-$100,000
-$150,000
($116,000)*
($84,000)
($150,000)
$9,000
$235,000
$269,000
1st Qtr 03
2nd Qtr 03
3rd Qtr 03
1st Qtr 04
2nd Qtr 04
3rd Qtr 04

* Normalized for nonrecurring bond recovery.

Coast Financial Holdings, Inc.

Accomplishments in 2004

•

Closed Coast Financial Partners subsidiary in February 2004.

•

Opened 53rd Ave branch on February 3, which was our sixth branch location.

•

Purchased our new corporate headquarters' building located in Downtown Bradenton  in April.

•

Opened Downtown branch on May 18, bringing our current branch network to seven locations.

•

Completed sale of our loan servicing portfolio in June.

•

Renegotiated new 5yr contract with Phoenix, our core processor.

Coast Financial Holdings, Inc.

Accomplishments in 2004 (Continued)

•

Completed sale of our merchant services to Nova in June, conversion expected sometime in the 4th quarter.

•

Completed transfer of In-house data processing to a service bureau environment in June.

•

Completed sale of our credit card portfolio to Elan in August, conversion expected sometime in the 1st quarter of 2005.

•

Completed sale of our In-house item processing to ERAS in June, conversion took place on September 10.

•

Added Consumer Lending Manager and 3 new commercial loan officers.

•

Completed transition of our debit card processing to Fifth/Third to accomplish an online environment for debit card transactions.

Coast Financial Holdings, Inc.

Projects in Process

•

Renovation of our Corporate headquarters’ in Downtown Bradenton, completion in early 2005.

•

In process of permitting for future branch site.

•

Developed new personal and business relationship products.

Coast Financial Holdings, Inc.

Focus for the Future

Growth?

Income?

Asset Quality?

Questions and Answers